                                                                    Exhibit 10.8

                                             AMENDMENT NO. 2 dated as of March
                                    25, 2003 (this "Amendment"), to the
                                    REGISTRATION RIGHTS AGREEMENT dated as of May 31, 2000 (as amended, modified, supplemented or restated from time to time, the "Original Agreement"), among PLIANT CORPORATION, a Utah corporation (the "Company"), and certain of the stockholders of the Company signatory thereto.



            By executing and delivering this Amendment, the undersigned hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

      Section 1.  Amendments.

      The definition of "Warrants" in Section 1 of the Original Agreement shall be amended and restated in its entirety to read as set forth below.

                  "Warrants" means any warrant to purchase shares of Common
            Stock issued pursuant to the Warrant Agreement.

      Section 2.  No other Amendments or Waivers.

      Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

      Section 3.  Effectiveness; Counterparts

      This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company, Requisite Investor Stockholders, Requisite Trust Stockholders and Requisite Warrantholders (by facsimile or otherwise) to the other party, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature to this Amendment that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment.

      Section 4.  Governing Law.

      This Amendment shall be governed by and construed and enforced in accordance with

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the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                   *******

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      IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 to the Registration Rights Agreement as of the date first above written.

                                       PLIANT CORPORATION



                                       By: /s/ Brian E. Johnson
                                           -------------------------------------
                                           Name:  Brian E. Johnson
                                           Title: Executive Vice President and
                                                  Chief Executive Officer



                                       SOUTHWEST INDUSTRIAL FILMS, LLC

                                       By:  J.P. Morgan Partners (BHCA), L.P.
                                            its Member

                                       By:  JPMP Master Fund Manager, L.P.,
                                            its General Partner

                                       By:  JPMP Capital Corp.,
                                            its General Partner


                                       By: /s/ Timothy Walsh
                                           -------------------------------------
                                           Name:
                                           Title:



                                       WACHOVIA CAPITAL PARTNERS, LLC


                                       By: /s/ Robert G. Calton
                                             Name:  Robert G. Calton
                                             Title:    Partner


                                       WACHOVIA CAPITAL PARTNERS 2001, LLC


                                        By: /s/ Robert G. Calton
                                           -------------------------------------
                                           Name:  Robert G. Calton
                                           Title: Partner

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                                       NEW YORK LIFE CAPITAL PARTNERS,
                                       L.P.


                                       By: NYLCAP Manager LLC,
                                           its Investment Manager


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By: /s/ David A. Barras
                                           -------------------------------------
                                           Name:  David A. Barras
                                           Title: Its Authorized Representative


                                       THE CHRISTENA KAREN H. DURHAM
                                       TRUST


                                       By: /s/ Richard P. Durham
                                           -------------------------------------
                                           Name:  Richard P. Durham
                                           Title: Trustee


                                       PERRY ACQUISITION PARTNERS-3, L.P.

                                       By:  Perry Investors-3, LLC,
                                               its General Partner

                                       By:  Perry Capital, LLC,
                                               its Managing Member

                                       By:  Perry Corp.,
                                               its Managing Member


                                       By:  /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and
                                                  Chief Financial Officer

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                                       PERRY ACQUISITION PARTNERS-2, L.P.

                                       By:  Perry Investors-2, LLC


                                       By: /s/ Randall Borkenstein
                                           -------------------------------------
                                           Name:  Randall Borkenstein
                                           Title: Managing Director and
                                                  Chief Financial Officer


                                       DURHAM CAPITAL, LTD.


                                       By:  /s/ Richard P. Durham
                                             Name:  Richard P. Durham
                                             Title:    General Partner



                                       SORENSEN CAPITAL, LLC


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       RONALD G. MOFFITT IRA


                                       By: _____________________________________
                                           Name:
                                           Title:



                                       /s/ Jack E. Knott
                                       -----------------------------------------
                                       Jack E. Knott


                                       /s/ Richard P. Durham
                                       -----------------------------------------
                                       Richard P. Durham


                                       _________________________________________
                                       Ronald G. Moffitt

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                                       -----------------------------------------
                                       Scott K. Sorensen


                                       /s/ Brian E. Johnson
                                       -----------------------------------------
                                       Brian E. Johnson